T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

Supplement to Prospectus Dated July 1, 2016

Effective May, 19, 2017, the T. Rowe Price Tax-Free Ultra Short-Term Bond Fund (Fund) will be terminated. The Fund’s investment adviser has decided not to move forward with offering shares of the Fund to investors at this time and the Fund’s registration with the SEC will not be maintained. Since the Fund did not commence operation, none of the Fund’s shares were sold or offered to the public.

The date of this supplement is May 19, 2017.

5/19/17